UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) February 22, 2021

(Date of earliest event reported) February 22, 2021

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street, Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On February 22, 2021, ONE Gas, Inc., an Oklahoma corporation (“ONE Gas” or “we”), entered into a credit agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent, and the lenders party thereto.

The Credit Agreement provides for a $2.5 billion unsecured term loan facility. Proceeds of the loans under the Credit Agreement will be available for natural gas purchases as a result of the 2021 winter weather events and the repayment of indebtedness. The Credit Agreement matures two years after the loans are funded under the Credit Agreement. The loans under the Credit Agreement will bear interest at a “Eurodollar Rate” or a “Base Rate” as specified in the Credit Agreement, plus a margin specified in the Credit Agreement which adjusts based on our debt ratings and the outstanding amount of loans remaining under the Credit Agreement. Outstanding loans or commitments under the Credit Agreement are required to be prepaid or reduced, as applicable, with the net cash proceeds received by ONE Gas or any of its subsidiaries from certain debt and equity issuances.

The Credit Agreement contains customary conditions to borrowing, and customary affirmative and negative covenants, including a financial ratio maintenance covenant. The Credit Agreement also contains various customary events of default, the occurrence of which could result in a termination of the lenders’ commitments and the acceleration of all of our obligations thereunder.

The foregoing description of the Credit Agreement is not complete and is in all respects subject to the actual provisions thereof, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Information reported under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 2.03.

Item 7.01	Regulation FD Disclosure

A historic winter storm in February 2021 impacted supply, market pricing and demand for natural gas in service territories of ONE Gas, which includes Kansas, Oklahoma, and Texas. During this time, the Governors of a number of states, including Kansas, Oklahoma, and Texas, declared a state of emergency, and certain regulatory agencies issued emergency orders that impacted the utility and natural gas industries, including statewide utilities curtailment programs and orders requiring jurisdictional natural gas and electric utilities to do all things possible and necessary to ensure that natural gas and electricity utility services continue to be provided to their customers.

Due to the historic nature of this winter storm, ONE Gas experienced unforeseeable and unprecedented market pricing for gas costs in our Kansas, Oklahoma, and Texas jurisdictions, which resulted in aggregated natural gas purchases for the month of February of approximately $2.2 billion. These purchases are generally payable at the end of March 2021.

ONE Gas has entered into the Credit Agreement described in further detail above in Item 1.01 and Item 2.03 to enhance its liquidity position as part of the financing of its natural gas purchases in order to provide sufficient liquidity to satisfy our ordinary course obligations, including those coming due in March, 2021 on account of the unprecedented winter weather storm.

As of February 22, 2021, ONE Gas has access to approximately $3.1 billion in total liquidity, including approximately $297 million in total cash and cash equivalent assets, $296 million available under its existing debt facilities and $2.5 billion in commitments under the Credit Agreement that are scheduled to fund during the week of March 22, 2021.

Our purchased gas costs are recoverable through our tariffs in each state where we operate. Due to the higher level of gas purchase costs during the 2021 winter event, we are working with our regulators in each state to extend the recovery periods of such costs in order to lessen the immediate impact to our customers.

In that regard, the Kansas Corporation Commission issued an Emergency Order, and the Railroad Commission of Texas, each authorized certain utilities, including local natural gas distribution companies, to record a regulatory asset to account for the extraordinary expenses associated with this winter weather event, including but not limited to gas cost and other costs related to the procurement and transportation of gas supply. ONE Gas has also applied to the Oklahoma Corporation Commission to seek comparable authority in Oklahoma to record a regulatory asset to account for the extraordinary expenses associated with this winter event.

The information furnished in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any of ONE Gas’ filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Forward-Looking Statements

Some of the statements contained and incorporated in this filing are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements relate to our anticipated financial performance, liquidity, management’s plans and objectives for our future operations, our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this filing identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled,” “likely,” and other words and terms of similar meaning.

One should not place undue reliance on forward-looking statements, which are applicable only as of the date of this filing. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, costs, liquidity, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•   our ability to recover costs (including operating costs and increased commodity costs related to the recent winter weather storm), income taxes and amounts equivalent to the cost of property, plant and equipment, regulatory assets and our allowed rate of return in our regulated rates;

•   our ability to manage our operations and maintenance costs;

•   the concentration of our operations in Kansas, Oklahoma, and Texas;

•   changes in regulation of natural gas distribution services, particularly those in Kansas, Oklahoma, and Texas;

•   regulations in local jurisdictions in which we operate authorizing utilities to record in a regulatory asset account or comparable account the expenses associated with the recent winter weather event, including but not limited to gas cost and other costs related to the procurement and transportation of gas supply;

•   the economic climate and, particularly, its effect on the natural gas requirements of our residential and commercial customers;

•   the length and severity of a pandemic or other health crisis, such as the outbreak of Coronavirus Disease 2019 (“COVID-19”), including the impact to our operations, customers, contractors, vendors and employees, and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more of the above-mentioned and/or other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period;

•   adverse weather conditions and variations in weather, including seasonal effects on demand and/or supply, the occurrence of storms, including the most recent unprecedented winter weather storm in the territories in which we operate and the related effects on supply, demand, and costs and disasters, and climate change;

•   indebtedness could make us more vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantage compared with competitors;

•   our ability to secure reliable, competitively priced and flexible natural gas transportation and supply, including decisions by natural gas producers to reduce production or shut-in producing natural gas wells and expiration of existing supply and transportation and storage arrangements that are not replaced with contracts with similar terms and pricing;

•   operation and mechanical hazards or interruptions;

•   the effectiveness of our strategies to reduce earnings lag, margin protection strategies and risk mitigation strategies, which may be affected by risks beyond our control such as commodity price volatility, counterparty performance or creditworthiness and interest rate risk;

•   the capital-intensive nature of our business, and the availability of and access to, in general, funds to meet our debt obligations prior to or when they become due and to fund our operations and capital expenditures, either through (i) cash on hand, (ii) operating cash flow, or (iii) access to the capital markets and other sources of liquidity;

•   our ability to raise capital to reduce the draw under the Credit Agreement and/or repay a portion of the proceeds under the Credit Agreement to reduce the costs of the indebtedness;

•   changes in the financial markets during the periods covered by the forward-looking statements, particularly those affecting the availability of capital and our ability to refinance existing debt and fund investments and acquisitions to execute our business strategy;

•   actions of rating agencies, including the ratings of debt, general corporate ratings and changes in the rating agencies’ ratings criteria;

•   changes in inflation and interest rates;

•   our ability to recover the costs of natural gas purchased for our customers, including related to the recent winter weather storms and any financings required to support ONE Gas’ purchase of natural gas supply;

•   impact of potential impairment charges;

•   volatility and changes in markets for natural gas and our ability to secure additional and sufficient liquidity on reasonable commercial terms to cover costs associated with such volatility;

•   possible loss of local distribution company franchises or other adverse effects caused by the actions of municipalities;

•   payment and performance by counterparties and customers as contracted and when due, including our counterparties maintaining ordinary course terms of supply and payment;

•   changes in existing or the addition of new environmental, safety, tax and other laws to which we and our subsidiaries are subject;

•   advances in technology, including technologies that increase efficiency or that improve electricity’s competitive position relative to natural gas;

•   acts of nature and the potential effects of threatened or actual terrorism and war;

•   cyber-attacks, which, according to experts, have increased in volume and sophistication since the beginning of the COVID-19 pandemic, or breaches of technology systems that could disrupt our operations or result in the loss or exposure of confidential or sensitive customer, employee or ONE Gas information; further, increased remote working arrangements as a result of the pandemic have required enhancements and modifications to our IT infrastructure (e.g. Internet, Virtual Private Network, remote collaboration systems, etc.), and any failures of the technologies, including third-party service providers, that facilitate working remotely could limit our ability to conduct ordinary operations or expose us to increased risk or effect of an attack;

•   the sufficiency of insurance coverage to cover losses;

•   the effects of our strategies to reduce tax payments;

•   the effects of litigation and regulatory investigations, proceedings, including our rate cases, or inquiries and the requirements of our regulators as a result of the Tax Cuts and Jobs Act of 2017;

•   our ability to comply with all covenants in our indentures, ONE Gas’ $700 million amended and restated revolving credit agreement, ONE Gas’ $250 million 364-day revolving credit agreement and the Credit Agreement a violation of which, if not cured in a timely manner, could trigger a default of our obligations; and

•   unexpected increases in the costs of providing health care benefits, along with pension and post-employment health care benefits, as well as declines in the discount rates on, declines in the market value of the debt and equity securities of, and increases in funding requirements for, our defined benefit plans.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail in Part 1, Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2019 and Part II, Item 1A, Risk Factors, in our Quarterly Report for the quarterly period ended March 31, 2020. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated as of February 22, 2021, among ONE Gas, Inc., the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: February 22, 2021	By:	/s/ Caron A. Lawhorn
Caron A. Lawhorn Senior Vice President and Chief Financial Officer